FOURTH QUARTER AND FULL YEAR 2019 RESULTS FEBRUARY 11, 2020

Safe Harbor for Forward-Looking Statements Certain statements in this presentation are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, particularly those regarding our 2020 Financial Guidance. Such forward-looking statements are subject to numerous assumptions, risks and uncertainties that could cause actual results to differ materially from those described in those statements. Readers should carefully review the Risk Factors slide of this presentation. These forward-looking statements are based on management’s expectations or beliefs as of February 11, 2020 as well as those set forth in our Annual Report on Form 10-K filed by us on March 1, 2019 with the Securities and Exchange Commission (“SEC”) and the other reports we file from time to time with the SEC. We undertake no obligation to revise or publicly release any updates to such statements based on future information or actual results. Such forward-looking statements address the following subjects, among others: • Future operating results • Ability to acquire businesses on acceptable terms and integrate and recognize synergies from acquired businesses • Deployment of cash and investment balances to grow the company • Subscriber growth, retention, usage levels and average revenue per account • Cloud service and digital media growth and continued demand for fax services • International growth • New products, services, features and technologies • Corporate spending including stock repurchases • Intellectual property and related licensing revenues • Liquidity and ability to repay or refinance indebtedness • Systems capacity, coverage, reliability and security • Regulatory developments and taxes All information in this presentation speaks as of February 11, 2020 and any redistribution or rebroadcast of this presentation after that date is not intended and will not be construed as updating or confirming such information. 2

Risk Factors The following factors, among others, could cause our business, prospects, financial condition, operating results and cash flows to be materially adversely affected: • Inability to sustain growth or profitability, and any related impact of U.S. or worldwide economic issues on customer acquisition, retention and usage levels, advertising spend and credit and debit card payment declines • Inability to acquire businesses on acceptable terms or successfully integrate and realize anticipated synergies • Failure to offer compelling digital media content causing reduced traffic and advertising levels; loss of advertisers or reduction in advertising spend; increased prevalence or effectiveness of advertising blocking technologies; inability to monetize handheld devices and handheld traffic supplanting monetized traffic; and changes by our vendors or partners that impact our traffic or publisher audience acquisition and/or monetization • New or unanticipated costs and/or fees or tax liabilities, including those relating to federal and state income tax and indirect taxes, such as sales, value-added and telecommunications taxes • Reduced use of fax services due to increased use of email, scanning or continued adoption of digital signatures or otherwise • Inability to manage certain risks inherent to our business, such as fraudulent activity, system failure or a security breach; inability to manage reputational risks associated with our businesses • Competition from others with regard to price, service, content and functionality • Inadequate intellectual property (IP) protection, expiration, invalidity or loss of key patents, violations of 3rd party IP rights or inability or significant delay in monetizing IP • Inability to continue to expand our business and operations internationally • Inability to maintain required services on acceptable terms with financially stable telecom, co-location and other critical vendors; and inability to obtain telephone numbers in sufficient quantities on acceptable terms and in desired locations • Level of debt limiting availability of cash flow to reinvest in the business; inability to repay or refinance debt when due; and restrictive covenants relating to debt imposing operating and financial restrictions on business activities or plans • Inability to maintain and increase our customer base or average revenue per user • Inability to achieve business or financial results in light of burdensome telecommunications, internet, advertising, health care, consumer, privacy or other regulations, or being subject to existing regulations • Inability to adapt to technological change and diversify services and related revenues at acceptable levels of financial return • Loss of services of executive officers and other key employees • Other factors set forth in our Annual Report on Form 10-K filed by us on March 1, 2019 with the SEC and the other reports we file from time to time with the SEC 3

Q4 2019 Consolidated Financial Snapshot Revenue Adjusted Gross Profit (1) (2) (in millions) (in millions) 17.2% 17.6% $405.6 $341.9 Q2 2018 $233,192,653 $346.1 $290.7 Q2 2018 $102,668,939 Q4 2018 Q4 2019 Q4 2018 Q4 2019 Q2 2018 $1.22 Adjusted EBITDA (1)(2) Adjusted EPS (1)(2) (in millions) 14.3% 12.8% $176.3 $2.38 $2.11 $154.3 Q4 2018 Q4 2019 Q4 2018 Q4 2019 (1) See slides 16, 19, 20 for a GAAP reconciliation of adjusted non-GAAP gross profit, adjusted EBITDA and adjusted earnings per diluted share for the Company as a whole and by Business for Q4 2019 4 (2) Figures are adjusted non-GAAP

FY 2019 Consolidated Financial Snapshot Revenue (1)(2) Adjusted Gross Profit FY 2017 (in millions) (in millions) 1,117,837,852 13.6% 12.7% $1,372.0 $1,137.5 FY 2017 $1,207.3 $1,009.3 $949,136,299 FY 2017 $462,951,882 FY 2018 FY 2019 FY 2018 FY 2019 FY 2017 $5.64 Adjusted EBITDA (1)(2) Adjusted EPS (1)(2) (in millions) 11.5% 12.4% $7.08 $550.2 $6.35 $489.5 FY 2018 FY 2019 FY 2018 FY 2019 (1) See slides 16, 21, 22 for a GAAP reconciliation of adjusted non-GAAP gross profit, adjusted EBITDA and adjusted earnings per diluted share for the Company as a whole and by Business for FY 2019 5 (2) Figures are adjusted non-GAAP

Adjusted EBITDA and Free Cash Flow(1) Adjusted EBITDA Adjusted EBITDA (2) Q4Y/Y '18 FCF vs Q4 '19 (2) 2013 220,446,000 (in millions) (in millions) $550.2 14.3% $489.5 $463.0 $396.1 $176.3 $333.3 $262.6 $154.3 $220.4 Free Cash Flow 2013 $150,393,000 2013 2014 2015 2016 2017 2018 2019 Q4 2018 Q4 2019 Q1 2018 $90,745,490 Free Cash Flow (2) Q4 '18 vs Q4 '19 (2) (3) (in millions) (in millions) (14.3)% $350.4 FCF not done yet $344.9 $267.9 $264.8 $223.2 $95.8 $171.5 $82.1 $150.4 2013 2014 2015 2016 2017 2018 2019 Q4 2018 Q4 2019 (1) See slides 17 and 18 for a GAAP reconciliation of Adjusted EBITDA and Free Cash Flow (2) Figures are adjusted non-GAAP (3) Net cash provided by operating activities decreased 3.7% to $103.2 million compared to $107.2 million for Q4 2018. Q4 2019 free cash flow(2) decreased 14.3% to $82.1 million compared to $95.8 million for Q4 2018. The decrease in free cash flow over the prior comparable period is primarily due to a greater percentage of revenues and EBITDA coming from the Digital Media business which has a longer collection cycle resulting in less cash inflows associated with accounts receivable of approximately $14.7 million; additional payments and timing differences associated with certain other working capital within the Digital Media 6 business of approximately $9.5 million in comparison to Q4 2018

Q4 2019 Financial Snapshot By Business ```CLOUD SERVICES DIGITAL MEDIA Revenue Revenue (in millions) (in millions) 14.3% $169.3 19.3% $236.3 $148.1 $198.0 Q4 2018 Q4 2019 Q4 2018 Q4 2019 Adjusted EBITDA (1)(2) Adjusted EBITDA (1)(2) (in millions) (in millions) 6.5% $80.7 23.1% $98.2 $75.8 $79.8 Q4 2018 Q4 2019 Q4 2018 Q4 2019 (1) See slides 19 and 20 for a GAAP reconciliation of adjusted EBITDA for the Company as a whole and by Business for Q4 2019 (2) Figures are adjusted non-GAAP; Certain shared corporate expenses at J2 Global, Inc. were allocated to Cloud Services and Digital Media resulting in reductions to Adjusted EBITDA as follows: Cloud Services Adjusted EBITDA was reduced by $1.7MM and $2.5MM in Q4 2018 and Q4 2019, respectively, and Digital Media Adjusted EBITDA was reduced by $1.8MM and 7 $2.8MM in Q4 2018 and Q4 2019, respectively. No allocations occurred prior to 2018

FY 2019 Financial Snapshot By Business ```CLOUD SERVICES DIGITAL MEDIA Revenue Revenue (in millions) (in millions) 10.7% $661.8 16.6% $710.2 $598.0 $609.3 FY 2018 FY 2019 FY 2018 FY 2019 Adjusted EBITDA (1)(2) Adjusted EBITDA (1)(2) (in millions) (in millions) 8.2% $324.9 19.3% $235.0 $300.2 $197.1 FY 2018 FY 2019 FY 2018 FY 2019 (1) See slides 21 and 22 for a GAAP reconciliation of adjusted EBITDA for the Company as a whole and by Business for FY 2019 (2) Figures are adjusted non-GAAP; Certain shared corporate expenses at J2 Global, Inc. were allocated to Cloud Services and Digital Media resulting in reductions to Adjusted EBITDA as follows: Cloud Services Adjusted EBITDA was reduced by $6.1MM and $9.7MM in FY 2018 and FY 2019, respectively, and Digital Media Adjusted EBITDA was reduced by $5.9MM and 8 $10.6MM in FY 2018 and FY 2019, respectively. No allocations occurred prior to 2018

2020 FINANCIAL GUIDANCE

2020 Outlook (Forward-Looking Statements) Cloud Services • Revenue growth expected to be ~5% • Adjusted EBITDA(1)(2) margin in line with prior year’s levels of ~50% • Additional depreciation due to capital expenditures throughout the Cloud businesses, as well as the full-year impact of M&A completed in 2019 Digital Media • Revenue growth expected to be in excess of 10% • Adjusted EBITDA(1)(2) margin expected to be ~34% • Distribution of Revenues in 2020 • Q1 expected to represent ~20% of total annual Revenue, similar to prior years • Q4 expected to represent ~30% of total annual Revenue, similar to prior years Corporate • Tax rate expected to be between 21% - 23% • Excludes Share-Based Compensation of between $19.0 - $23.0MM • Effective Share Count used for EPS calculation is estimated to be 48.7MM, with no assumed dilution from the convertible notes • $3.0MM increase in corporate expenses due to the company-wide shift of our financial systems to Oracle Fusion and expansion of our cybersecurity initiatives 10 (1) Figures are adjusted non-GAAP. (2) See slides 16-22 for a GAAP reconciliation of adjusted earnings per diluted share, free cash flow, and adjusted EBITDA; these EBITDA margins are before corporate allocations

2020 Guidance (Forward-Looking Statements) Our annual guidance of Revenues, Adjusted EBITDA and Adjusted non-GAAP EPS Revenues $1,465MM - $1,505MM Adjusted $575MM - $595MM EBITDA(1)(2) Adjusted non- GAAP EPS(1)(2) $7.36 - $7.66 (1) Figures are adjusted non-GAAP 11 (2) Adjusted earnings per diluted share excludes share-based compensation, amortization of acquired intangibles and the impact of any currently anticipated items, in each case net of tax

SUPPLEMENTAL INFORMATION

Consolidated Metrics

J2 Consolidated	2017 Q1	2017 Q2	2017 Q3	2017 Q4	2018 Q1	2018 Q2	2018 Q3	2018 Q4	2019 Q1	2019 Q2	2019 Q3	2019 Q4
Revenue by Business (in '000s)												
Cloud Services Revenues	$141,544	$144,709	$145,787	$146,916	$149,485	$150,297	$150,094	$148,099	$152,245	$169,132	$171,163	$169,296
Digital Media Revenues	$113,125	$128,465	$127,829	$169,464	$131,137	$137,591	$142,628	$197,958	$147,647	$153,298	$172,975	$236,290
Corporate	$0	$0	$0	$0	$1	$1	$2	$2	$1	$2	$3	$2
Total Revenues	$254,669	$273,174	$273,616	$316,380	$280,623	$287,889	$292,724	$346,059	$299,893	$322,432	$344,141	$405,588
Diluted EPS												
GAAP	$0.52	$0.63	$0.66	$1.02	$0.38	$0.57	$0.61	$1.03	$0.66	$0.66	$0.62	$2.45
Adjusted non-GAAP (1)	$1.19	$1.33	$1.34	$1.79	$1.22	$1.50	$1.53	$2.11	$1.40	$1.60	$1.70	$2.38
(millions)												
Cash & Investment	$187.5	$330.8	$402.5	$408.7	$396.7	$428.0	$386.0	$293.3	$320.3	$259.5	$189.0	$675.7
Free Cash Flow (2) (4)	$61.5	$71.1	$56.8	$75.3	$90.7	$87.0	$71.5	$95.8	$104.3	$85.8	$78.2	$82.1
Adjusted EBITDA (3) (4)	$99.5	$110.2	$111.3	$141.9	$102.7	$113.5	$119.1	$154.3	$113.9	$125.2	$134.8	$176.3

(1) See slide 16 for a reconciliation of adjusted non-GAAP earnings and EPS to GAAP Net Income and diluted GAAP EPS
(2) See slide 17 for a definition of Free Cash Flow and reconciliation to Net Cash Provided by Operating Activities
(3) See slide 18 for a definition of adjusted EBITDA and reconciliation to Net Income
(4) Figures are adjusted non-GAAP

13

J2 GLOBAL

Cloud Services & Digital Media Metrics

Cloud Services Metrics

(in '000s)

	2017				2018				2019			
	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4
Revenue by Type												
Fixed Subscriber Revenues	$115,726	$117,556	$118,755	$119,232	$120,840	$123,648	$123,111	$121,350	$124,309	$140,352	$141,832	$143,246
Variable Subscriber Revenues	$24,606	$25,863	$25,808	$26,651	$28,482	$26,479	$26,781	$26,591	$27,481	$28,557	$29,139	$25,899
Subscriber Revenues	$140,332	$143,419	$144,563	$145,882	$149,322	$150,127	$149,892	$147,940	$151,790	$168,909	$170,971	$169,145
Other Licenses Revenue [1]	$1,212	$1,291	$1,223	$1,034	$163	$170	$202	$158	$455	$223	$192	$151
Total Cloud Services Revenues	**$141,544**	**$144,709**	**$145,787**	**$146,916**	**$149,485**	**$150,297**	**$150,094**	**$148,099**	**$152,245**	**$169,132**	**$171,163**	**$169,296**
Revenue - DID vs Non-DID												
DID Based Revenues	$93,438	$95,490	$96,702	$99,299	$98,692	$98,488	$98,897	$97,003	$97,068	$97,379	$97,219	$96,668
Non-DID Based Revenues	$48,106	$49,220	$49,084	$47,617	$50,793	$51,809	$51,197	$51,096	$55,177	$71,753	$73,944	$72,628
Total Cloud Services Revenues	**$141,544**	**$144,709**	**$145,787**	**$146,916**	**$149,485**	**$150,297**	**$150,094**	**$148,099**	**$152,245**	**$169,132**	**$171,163**	**$169,296**
Cloud Services Customers [2]	3,116	3,141	3,175	3,176	3,185	3,197	3,204	3,165	3,148	4,015	4,039	4,036
Average Monthly Revenue/Customer [3]	$15.03	$15.28	$15.26	$15.31	$15.65	$15.68	$15.61	$15.49	$16.03	$14.01	$14.15	$13.96
Cancel Rate [4]	2.3%	2.1%	2.2%	2.0%	2.2%	2.0%	2.2%	2.1%	2.2%	2.5%	2.4%	2.4%

Digital Media Metrics [5]

(in '000s)

	2017 Q1	2017 Q2	2017 Q3	2017 Q4	2018 Q1	2018 Q2	2018 Q3	2018 Q4	2019 Q1	2019 Q2	2019 Q3	2019 Q4
Visits	1,401,666	1,352,200	1,394,177	1,572,398	1,957,985	1,952,270	1,949,167	1,846,496	1,806,992	1,618,612	1,856,953	2,259,469
Views	5,386,097	6,054,062	5,872,437	6,418,612	8,159,496	7,528,471	7,980,168	8,058,385	7,086,701	6,492,120	7,008,292	8,704,905

(1) Cloud Services revenue includes IP Licensing revenue
(2) Cloud Services Customers are defined as paying DIDs for Fax & Voice services and direct and resellers' accounts for other services
(3) Quarterly Average Revenue per Customer is calculated using our standard convention of applying the average of the quarter's beginning and ending customer base to the total revenue of the quarter; Q2 2019 assumes NetProtect acquisition closed on March 31, instead of April 2, 2019
(4) User cancel rate, also called user churn, is defined as cancellation of service by Cloud Business customers with greater than four months of continuous service (continuous service includes Cloud Business customers that are administratively cancelled and reactivated within the same calendar month). User cancel rate is calculated monthly and expressed here as an average over the three months of the quarter
(5) Digital Media Traffic figures based on Google Analytics & Partner Platforms

14

J2 GLOBAL

Return on Invested Capital (ROIC) Calculation

(in Millions)	Cumulative Spend [1]	Adjusted EBITDA [2][3]	Cumulative Spend / Adjusted EBITDA [3]	Free Cash Flow (FCF) [3]	Cumulative FCF [3] since 2008	Invested Equity Capital (IEC) [4]	ROIC FCF [3] / IEC [4]	IEC [4] & Net Debt [5]	ROIC FCF [3] / (IEC [4] & Net Debt [5])
2010	$441.8	$133.9	3.3x	$108.8	$300.2	$298.9	36.4%	$298.9	36.4%
2011	$456.9	$177.7	2.6x	$157.5	$457.7	$314.8	50.0%	$314.8	50.0%
2012	$666.6	$194.3	3.4x	$166.0	$623.7	$391.3	42.4%	$417.8	39.7%
2013	$825.8	$220.4	3.7x	$150.4	$774.1	$446.6	33.7%	$484.4	31.0%
2014	$1,104.7	$262.6	4.2x	$171.5	$945.6	$513.1	33.4%	$672.7	25.5%
2015	$1,440.6	$333.3	4.3x	$223.2	$1,168.8	$580.9	38.4%	$926.5	24.1%
2016	$2,071.2	$396.1	5.2x	$267.9	$1,436.7	$659.8	40.6%	$1,137.6	23.5%
2017	$2,179.2	$463.0	4.7x	$264.8	$1,701.5	$718.2	36.9%	$1,419.8	18.7%
2018	$2,552.3	$489.5	5.2x	$344.9	$2,046.4	$722.8	47.7%	$1,526.5	22.6%
2019	$2,986.5	$550.2	5.4x	$350.4	$2,396.8	$802.4	43.7%	$1,675.3	20.9%

(1) Cumulative spend based on PPE, purchase of acquisitions (net of proceeds from sale of businesses), purchase of intangibles and deferred payments for acquisitions from Statement of Cash Flow
(2) Adjusted EBITDA is defined as net income plus interest and other expense, net; income tax expense; depreciation and amortization and the items used to reconcile GAAP to Adjusted Non-GAAP EPS. Adjusted EBITDA amounts are not meant as a substitute for GAAP, but are solely for informational purposes. See slide 18 for GAAP reconciliation to adjusted EBITDA
(3) Figures are adjusted non-GAAP
(4) Investment Equity Capital defined as Initial Equity plus GAAP Net Income less Dividends less Buybacks
(5) Net Debt defined as Total Debt less Cash

15

J2 GLOBAL

Q4 and FY 2019 Reconciliation of GAAP to Adjusted Non-GAAP Earnings & EPS (1) Non-GAAP net income is GAAP net income with the following modifications: (1) elimination of share-based compensation and the associated payroll tax expense; (2) elimination of certain acquisition- related integration costs; (3) elimination of interest costs in excess of the coupon rate associated with the convertible notes; (4) elimination of amortization of patents and intangible assets that we acquired; (5) elimination of change in value on investment; and (6) elimination of additional tax or indirect tax related expense/benefit from prior years; (7) elimination of certain restructuring costs; and (8) elimination of tax expense/benefit from intra-entity transfers. 16

GAAP Reconciliation - Free Cash Flow[1] [2]

Figures in Thousands

	2013	2014	2015	2016	2017	2018	2019	Q4 2018 [3]	Q4 2019 [3]
Net cash provided by operating activities	$ 193,324	$ 177,231	$ 229,061	$ 282,387	$ 264,420	$ 401,325	$ 412,539	$ 107,209	$ 103,232
Less: Purchases of property and equipment	(18,626)	(11,221)	(17,297)	(24,746)	(39,595)	$ (56,379)	(70,588)	(11,451)	(21,105)
Less: Patent Settlement	(27,000)	-	-	-	-	-	-	-	-
Add: Excess tax benefit from share-based compensation	2,695	5,512	4,486	2,271	-	-	-	-	-
Add: IRS Settlement	-	-	6,917	-	-	-	-	-	-
Add: Contingent consideration *	-	-	-	8,000	39,950	-	8,458	-	-
Free cash flows [2]	$ 150,393	$ 171,522	$ 223,167	$ 267,912	$ 264,775	$ 344,946	$ 350,409	$ 95,758	$ 82,127

* Free cash flows of $132.6 million in 2017, and $164.0 million in 2019 are before the effect of payments associated with certain contingent consideration associated with recent acquisitions

(1) Free Cash Flow is defined as net cash provided by operating activities, less purchases of property, plant and equipment, less patent settlement, plus excess tax benefits (deficits) from share based compensation, plus IRS settlement, plus contingent consideration. Free Cash Flow amounts are not meant as a substitute for GAAP, but are solely for informational purposes
(2) Figures are adjusted non-GAAP
(3) Net cash provided by operating activities decreased 3.7% to $103.2 million compared to $107.2 million for Q4 2018. Q4 2019 free cash flow(2) decreased 14.3% to $82.1 million compared to $95.8 million for Q4 2018. The decrease in free cash flow over the prior comparable period is primarily due to a greater percentage of revenues and EBITDA coming from the Digital Media business which has a longer collection cycle resulting in less cash inflows associated with accounts receivable of approximately $14.7 million; additional payments and timing differences associated with certain other working capital within the Digital Media business of approximately $9.5 million in comparison to Q4 2018

17

J2 GLOBAL

GAAP Reconciliation - Adjusted EBITDA(1) (2) (1) Adjusted EBITDA is defined as net income plus interest and other expense, net; income tax expense; depreciation and amortization and the items used to reconcile GAAP to Adjusted Non-GAAP EPS. Adjusted EBITDA amounts are not meant as a substitute for GAAP, but are solely for informational purposes (2) Figures are adjusted non-GAAP 18

(1) Q4 2019 Reconciliation of GAAP to Adjusted EBITDA NOTE 1: Table above excludes certain intercompany allocations NOTE 2: The table above is impacted by certain expenses associated with the Corporate entity that were allocated to the Cloud Services business and the Digital Media business as these costs are shared costs incurred by the Corporate entity. As a result, expenses were allocated from Corporate to Cloud Services and Digital Media in the amount of $2.5 million and $2.8 million, respectively. The effects noted above reduce Adjusted EBITDA for Cloud Services and Digital Media by $2.5 million and $2.8 million respectively. (1) Figures are adjusted non-GAAP 19

(1) Q4 2018 Reconciliation of GAAP to Adjusted EBITDA NOTE 1: Table above excludes certain intercompany allocations NOTE 2: The table above is impacted by certain expenses associated with the Corporate entity that were allocated to the Cloud Services business and the Digital Media business as these costs are shared costs incurred by the Corporate entity. As a result, expenses were allocated from Corporate to Cloud Services and Digital Media in the amount of $1.7 million and $1.8 million, respectively. The effects noted above reduce Adjusted EBITDA for Cloud Services and Digital Media by $1.7 million and $1.8 million respectively. (1) Figures are adjusted non-GAAP 20

(1) FY 2019 Reconciliation of GAAP to Adjusted EBITDA NOTE 1: Table above excludes certain intercompany allocations NOTE 2: The table above is impacted by certain expenses associated with the Corporate entity that were allocated to the Cloud Services business and the Digital Media business as these costs are shared costs incurred by the Corporate entity. As a result, expenses were allocated from Corporate to Cloud Services and Digital Media in the amount of $9.7 million and $10.6 million, respectively. The effects noted above reduce Adjusted EBITDA for Cloud Services and Digital Media by $9.7 million and $10.6 million, respectively (1) Figures are adjusted non-GAAP 21

(1) FY 2018 Reconciliation of GAAP to Adjusted EBITDA NOTE 1: Table above excludes certain intercompany allocations NOTE 2: The table above is impacted by certain expenses associated with the Corporate entity that were allocated to the Cloud Services business and Digital Media business as these costs are shared costs incurred by the Corporate entity. As a result, expenses were allocated from Corporate to Cloud Services and Digital Media in the amount of $6.1 million and $5.9 million, respectively. The effects noted above reduce Adjusted EBITDA for Cloud Services and Digital Media by $6.1 million and $5.9 million, respectively (1) Figures are adjusted non-GAAP 22